UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09603

AMERICAN BEACON SELECT FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

American Beacon®
FUNDS

# 2016 SEMI-ANNUAL REPORT

## JUNE 30, 2016

U.S. GOVERNMENT MONEY MARKET SELECT FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Select Funds	June 30, 2016

President’s Message

Dear Shareholders,

During the six-month period ended June 30, 2016, disparate central bank policies, uneven economic growth and volatile oil prices set the stage for mixed returns around the globe. Many central banks around the world decided to continue or expand their economic stimulation policies. In March 2016, the Bank of Japan (“BOJ”) pushed its rates into negative territory and the European Central Bank (“ECB”) cut a key rate to zero. China’s slowing growth also escalated concerns for markets and companies around the globe. In this environment, international stocks fluctuated from one extreme to another; domestic stocks made modest gains thanks to a rally in oil prices and positive economic reports; and emerging-market stocks rebounded and outpaced developed-market stocks. Bonds generally outperformed stocks thanks to declining interest rates. In April 2016, the BOJ and the ECB left their interest rate policies unchanged, and the Federal Reserve’s Federal Open Market Committee decided to maintain its short-term interest rates in the range of 0.25% to 0.5%. During the period under review, the price of oil was volatile. In June 2016, the price-per-barrel briefly crossed $51 and closed the month at $48.38.

On Friday, June 24, 2016, the global financial markets were roiled following Great Britain’s announcement that 52% of its voters favored leaving the European Union. The “Brexit” referendum fallout was swift and significant: British Prime Minister David Cameron announced his resignation; the British pound sterling plunged approximately 12% against the dollar; the euro tumbled 1.4% against the dollar; and the price of gold surged to a two-year high, up 4.7%. Global markets reacted to the Brexit news with a selling frenzy, which resulted in considerable declines: London, 3.2%; Paris, 8.0%; Frankfurt, 6.8%; Tokyo, 7.9%; Shanghai, 1.3%; and Hong Kong, 2.9%. In the U.S., the Dow Jones Industrial Average declined 611.21 points, or 3.4%, which wiped out year-to-date gains; the S&P 500 Index fell 3.6%; and the NASDAQ Composite Index dropped 4.1%. That same day, Moody’s Investors Service changed the U.K.’s long-term issuer and debt ratings to negative from stable, and affirmed both ratings at Aa1. On Monday, June 27, 2016, Standard & Poor’s Global Ratings stripped the U.K. of its impeccable AAA credit rating, reducing it to AA with a negative outlook. In addition, Fitch’s Ratings, Inc. downgraded the U.K.’s long-term foreign and local currency issuer default ratings to AA with negative outlooks. The Brexit vote also caused domestic interest rates to fall as nervous investors sought the relative safety of U.S. Treasuries.

Despite all this turmoil, U.S. investors appeared to be opportunistically willing to take on some risk and, by June 30, 2016, the broad market had almost returned to its pre-Brexit level and ended the month in positive territory.

For the six months ended June 30, 2016:

•	American Beacon U.S. Government Money Market Select Fund returned 0.13%.

Thank you for your continued investment in the American Beacon Select Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

        Sincerely,

        Gene L. Needles, Jr.

        President

        American Beacon Select Funds

American Beacon U.S. Government Money Market Select FundSM

Performance Overview

June 30, 2016 (Unaudited)

After a slow start to 2016, the U.S. economy appeared to improve during the second quarter. Consumers started to spend causing retail sales to accelerate. The unemployment rate improved and dropped to 4.9%, and non-farm payrolls have averaged an increase of 172,000 jobs per month for the first half of the year. While the U.S. economy held its own during the first half of 2016, global growth remained sluggish. Both China and Japan continued to battle weak export growth, and the debate surrounding Brexit/Bremain was an ongoing distraction.

The Federal Reserve Bank (the “Fed”) left rates unchanged during the first half of the year. At their June Federal Open Market Committee (the “FOMC”) meeting, the Fed cited the uncertainty surrounding the upcoming UK referendum vote to remain or exit the European Union as one reason they left rates unchanged. Given the market volatility that ensued after the UK’s decision, it appears that they were wise to remain on hold. The committee also released its median estimate for the year-end 2016 Fed funds rate at 0.875%, implying two 25 basis point (0.25%) rate increases by the end of the year. However, the market does not agree and is currently projecting less than a 50% probability of a 25 basis point (0.25%) rate increase in the Fed funds target by the end of the year.

The primary strategy for the first half of the year of the American Beacon U.S. Government Money Market Select Fund (the “Fund”) was to buy both fixed and floating rate agencies along with overnight repurchase agreements.

For the six-month period ended June 30, 2016, the total return of the Fund was 0.13%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 0.05%. Based on annualized total returns, Lipper Analytical Services ranked the Fund 23rd of 193, 6th of 169 and 13th of 126 Institutional U.S. Government Money Market Funds for the one-, five- and ten-year periods ended June 30, 2016, respectively.

American Beacon U.S. Government Money Market Select FundSM

Performance Overview

June 30, 2016 (Unaudited)

Total Returns for the Period ended June 30, 2016

	Ticker	Six Months*	1 Year*	5 Years	10 Years
U.S. Government Money Market Select Fund (1,2,4)	AAOXX	0.13%	0.14%	0.06%	1.07%
Lipper Institutional U.S. Government Money Market Average (3)		0.05%	0.07%	0.02%	0.98%

*	Not Annualized
1	Performance shown is historical and is not indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2	A portion of the fees charged to the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.
3	The Lipper Institutional U.S. Government Money Market Funds Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Money Market Funds category. Lipper is an independent mutual fund research and ranking service.
4	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.14%. The expense ratio above may vary from the expense ratio presented in other sections of this report, which is based on expenses incurred during the period covered by this report.

Fund Statistics
7-day Current Yield*	0.33%
7-day Effective Yield*	0.34%
Weighted Average Maturity	27 Days
Weighted Average Life	85 Days
Standard & Poor’s Rating**	AAAm

*	Annualized. You may call 1-800-231-4252 to obtain the Fund’s current 7-day yields. Yield is a more accurate reflection of the Fund’s current earnings than total returns. The seven-day yields refer to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. The seven-day effective yield is calculated similarly, but the income earned is assumed to have been reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
**	Standard & Poor’s (S&P) Rating: The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. The credit rating is a forward-looking opinion about a fund’s potential capacity to maintain stable principal or stable net asset value. The rating is an opinion as of the date expressed and not a statement of fact or recommendation to purchase, hold or sell any security. Standard & Poor’s rates the creditworthiness of money market funds from AAAm (highest) to Dm (lowest). For more information on S&P’s rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the home page.

Asset Allocation (% of net assets)
Government Agency Repurchase Agreements	51.5
Government Agency Debt	43.4
Investment Companies	5.1

Effective Maturity Distribution (% of net assets)
1 to 7 Days	57.9
8 to 30 Days	13.2
31 to 90 Days	19.9
91 to 180 Days	9.0

American Beacon U.S. Government Money Market Select FundSM

Fund Expenses

June 30, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not a Fund’s actual return).

You may compare the ongoing costs of investing in a Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

U.S. Government Money Market Select Fund

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses paid During Period* 1/1/16-6/30/16
Actual	$1,000.00	$1,001.29	$0.65
Hypothetical (5% return before expenses)	$1,000.00	$1,024.22	$0.65

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.13% for the U.S. Government Money Market Select Fund multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

American Beacon U.S. Government Money Market Select FundSM

Schedule of Investments

June 30, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.47%
Federal Farm Credit Bank,
0.49%, Due 10/3/2016 A	$5,000	$5,001
0.45%, Due 10/18/2016	3,000	2,997
0.47%, Due 3/30/2017 A	5,000	4,997
0.54%, Due 6/27/2017 A	5,000	4,998
0.593%, Due 10/6/2017 A	10,000	10,005
0.533%, Due 10/25/2017 A	10,000	9,999
0.593%, Due 12/4/2017 A	5,000	5,001
0.482%, Due 12/8/2017 A	7,500	7,492
0.519%, Due 2/2/2018 A	5,000	4,994
0.601%, Due 2/23/2018 A	17,000	17,005
0.483%, Due 2/26/2018 A	5,000	4,992
Federal Home Loan Bank,
0.42%, Due 7/5/2016	5,000	5,000
0.43%, Due 7/7/2016	5,000	5,000
0.393%, Due 7/22/2016 A	10,000	10,000
0.385%, Due 7/25/2016	5,000	4,999
0.43%, Due 7/27/2016	1,955	1,955
0.393%, Due 8/19/2016 A	5,000	5,000
0.46%, Due 8/19/2016	5,200	5,198
0.48%, Due 8/30/2016	7,000	6,997
0.465%, Due 8/31/2016	5,000	4,998
0.51%, Due 9/2/2016	5,000	4,998
0.50%, Due 9/6/2016	5,000	4,997
0.495%, Due 9/7/2016	5,500	5,497
0.505%, Due 9/9/2016	3,693	3,691
0.498%, Due 9/14/2016	30,000	29,982
0.40%, Due 9/15/2016	5,000	4,997
0.43%, Due 9/16/2016	27,000	26,983
0.50%, Due 9/19/2016	25,000	24,984
0.45%, Due 9/21/2016	10,203	10,196
0.49%, Due 9/23/2016	5,000	4,997
0.439%, Due 9/30/2016	10,000	9,993
0.40%, Due 10/3/2016	5,000	4,995
0.441%, Due 10/7/2016	5,000	4,995
0.475%, Due 10/7/2016	10,000	10,002
0.448%, Due 10/12/2016	12,700	12,687
0.477%, Due 10/14/2016	5,000	4,995
0.464%, Due 10/28/2016	5,000	4,994
0.445%, Due 11/2/2016	5,000	4,993
0.43%, Due 11/4/2016	10,000	9,987
0.445%, Due 11/9/2016	5,000	4,993
0.445%, Due 11/14/2016	5,000	4,993
0.53%, Due 11/16/2016	10,000	9,985
0.463%, Due 4/21/2017 A	5,000	4,998
0.599%, Due 6/21/2017 A	10,000	10,006
0.607%, Due 9/29/2017 A	10,000	10,007
0.568%, Due 10/25/2017 A	10,000	9,999
0.587%, Due 5/4/2018 A	8,410	8,405
Federal Home Loan Mortgage Corp.,
0.38%, Due 7/13/2016	8,000	8,000
0.443%, Due 7/21/2016 A	5,000	5,000
0.43%, Due 8/5/2016	10,000	9,998
0.40%, Due 8/12/2016	1,200	1,200
0.488%, Due 8/19/2016	5,000	4,998
0.52%, Due 9/9/2016	15,000	14,992
0.50%, Due 9/15/2016	17,384	17,374
0.493%, Due 4/27/2017 A	5,000	5,000

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Schedule of Investments

June 30, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Federal National Mortgage Association,
0.38%, Due 7/19/2016	$8,000	$7,999
0.40%, Due 8/1/2016	7,000	6,998
0.525%, Due 10/21/2016 A	5,000	5,001
0.452%, Due 8/16/2017 A	5,000	4,997
0.473%, Due 10/5/2017 A	5,000	4,994
0.594%, Due 3/21/2018 A	10,000	10,001

Total U.S. Government Agency Obligations (Cost $485,384)		485,529

	Shares
INVESTMENT COMPANIES - 5.06%
Deutsche Government Cash Fund, Institutional Class	41,559,320	41,559
Morgan Stanley Government Portfolio, Institutional Class	14,910,810	14,911

Total Investment Companies (Cost $56,470)		56,470

	Par Amount
GOVERNMENT AGENCY REPURCHASE AGREEMENTS - 51.48%
BNP Paribas Securities Corp., 0.40%, Acquired on 6/30/2016, Due 7/1/2016, at $150,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations valued at $152,922, 0.4623% – 7.00%, 8/12/2016 – 6/20/2046)	$150,000	150,000
Credit Agricole CIB, 0.48%, Acquired on 6/30/2016, Due 7/1/2016, at $90,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations valued at $93,611, 0.125% – 1.50%, 4/15/2017 – 4/15/2025)	90,000	90,000
Goldman Sachs & Co., 0.35%, Acquired on 6/30/2016, Due 7/1/2016, at $85,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations valued at $86,700, 2.187% – 6.00%, 6/1/2025 – 5/1/2046)	85,000	85,000
RBC Capital Markets LLC, 0.40%, Acquired on 6/30/2016, Due 7/1/2016, at $175,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations valued at $178,553, 2.172% – 5.50%, 12/1/2017 – 6/20/2046)B	175,000	175,000
RBC Capital Markets LLC, 0.33%, Acquired on 6/16/2016, Due 7/15/2016, at $35,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations valued at $35,700, 2.50% – 5.50%, 5/1/2025 – 7/1/2046)B	35,000	35,000
TD Securities (USA) LLC, 0.40%, Acquired on 6/29/2016, Due 7/6/2016, at $40,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations valued at $40,830, 0.00% – 3.125%, 7/14/2016 – 8/15/2044)B	40,000	40,000

Total Government Agency Repurchase Agreements (Cost $575,000)		575,000

TOTAL INVESTMENTS - 100.01% (Cost $1,116,854)		1,116,999
LIABILITIES, NET OF OTHER ASSETS - (0.01%)		(85)

TOTAL NET ASSETS - 100.00%		$1,116,914

Percentages are stated as a percent of net assets.

All rates represent either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

A	Variable rate.
B	LLC - Limited Liability Company.

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Assets and Liabilities

June 30, 2016 (Unaudited) (in thousands, except share and per share amounts)

U.S. Government Money Market Select Fund
Assets:
Investments in unaffiliated securities, at fair value A B	$541,999
Repurchase agreements, at fair value	575,000
Dividends and interest receivable	81
Prepaid expenses	51

Total assets	1,117,131

Liabilities:
Dividends payable	70
Management and investment advisory fees payable	93
Transfer agent fees payable	7
Custody and fund accounting fees payable	20
Professional fees payable	14
Other liabilities	13

Total liabilities	217

Net assets	$1,116,914

Analysis of Net Assets:
Paid-in-capital	1,116,765
Undistributed (or overdistribution of) net investment income	4
Accumulated net realized gain	—
Unrealized appreciation of investments	145

Net assets	$1,116,914

Shares outstanding at no par value (unlimited shares authorized)	$1,116,571,005
Net Assets (not in thousands)	$1,116,913,839
Net asset value, offering and redemption price per share	$1.00

A Cost of investments in unaffiliated securities	$541,854
B Cost of repurchase agreements	$575,000

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Operations

For the Six Months ended June 30, 2016 (Unaudited) (in thousands)

U.S. Government Money Market Select Fund
Investment income:
Interest income	1,497

Total investment income	$1,497

Expenses:
Management and investment advisory fees (Note 2)	354
Administrative service fees (Note 2)	25
Transfer agent fees	9
Custodian fees	46
Professional fees	8
Registration fees and expenses	1
Prospectus and shareholder report expenses	2
Trustee fees	10
Other expenses	11

Total expenses	465

Net fees recouped by Manager (Note 2)	9

Net expenses	474

Net investment income	1,023

Realized Gains:
Investments	2
Change in net unrealized appreciation (depreciation) of:
Investments	145

Net gain from investments	147

Net increase in net assets resulting from operations	$1,170

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Changes in Net Assets (in thousands)

	U.S. Government Money Market Select Fund
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,023	$58
Net realized gain (loss) from investments	2	1
Change in net unrealized appreciation (depreciation) from investments	145	—

Net increase in net assets resulting from operations	1,170	59

Distributions to Shareholders:
Net investment income	(1,019)	(58)
Net realized gain	(2)	(1)

Net distributions to shareholders	(1,021)	(59)

Capital Share Transactions:
Proceeds from sales of shares	3,132,238	2,084,308
Reinvestment of dividends and distributions	674	4
Cost of shares redeemed	(2,257,777)	(2,144,357)

Net (decrease) in net assets from capital share transactions	875,135	(60,045)

Net increase (decrease) in net assets	875,284	(60,045)

Net Assets:
Beginning of period	241,630	301,675

End of Period *	$1,116,914	$241,630

* Includes undistributed (or overdistribution of) net investment income	$4	$—

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of June 30, 2016, the Trust consisted of the American Beacon U.S. Government Money Market Select Fund (the “Government Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is an investment company, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946, Financial Services - Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded by the Fund as of the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on an accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income and net short-term capital gain, if any, are accrued daily and paid monthly. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S.GAAP.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

June 30, 2016 (Unaudited)

2. Transactions with Affiliates

Management Agreement

From January 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory and fund management services. The Manager serves as the sole investment advisor to the Fund. As compensation for performing the duties required under the Management Agreement, the Manager received an annualized fee of 0.09% of the average daily net assets of the Fund. Effective May 29, 2016, the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee of 0.10% of the Fund’s average daily net assets. Management fees paid by the Fund for the six-months ended June 30, 2016 was $354,196.

Administration Agreement

From January 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.01% of the average daily net assets of the Fund.

Expense Reimbursement Plan

The Fund adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Fund’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability for the Government Fund is $40,539, $99,486 and $20,818, expiring in 2016, 2017 and 2018, respectively. The Government Fund did not record a liability for these potential reimbursements due to the current assessment that a reimbursement for the period ended June 30, 2016 is unlikely.

The Manager recovered expenses of $8,982 during the six-months ended June 30, 2016.

3. Security Valuation and Fair Value Measurements

The Fund values its investments and computes the Net Asset Value (“NAV”) per share at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern time, each day that the Exchange is open for business. In accordance with Rule 2a-7 under the Act, money market securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Trust’s Board of Trustees (the “Board”). In the event that a deviation of  1⁄2 of 1% or more exists between the $1.00 per share price of a Fund, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

June 30, 2016 (Unaudited)

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine its value. As of June 30, 2016, the investments were classified as described below (in thousands):

Government Fund	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$485,529	$—	$485,529
Investment Companies – Money Market Funds	56,470	—	—	56,470
Government Agency Repurchase Agreements	—	575,000	—	575,000

Total Investments in Securities	$56,470	$1,060,529	$—	$1,116,999

U.S. Generally Accepted Accounting Practices (“U.S. GAAP”) also requires all transfer between levels to be disclosed. The end of period timing recognition has been adopted for the transfer between levels of the Fund’s assets and liabilities. During the six months ended June 30, 2016, there were no transfers between levels.

4. Securities and Other Investments

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

June 30, 2016 (Unaudited)

securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

As of June 30, 2016, the Fund had investments in repurchase agreements with a gross value of $575,000 as disclosed in the Schedule of Investments and the Statement of Assets and Liabilities.

The value of the related collateral disclosed on the Schedule of Investments exceeded the value of the repurchase agreements at period end.

Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the six-months ended June 30, 2016 are disclosed in the Notes to the Schedule of Investments.

5. Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

June 30, 2016 (Unaudited)

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Government Fund
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
	(unaudited)
Distributions paid from Ordinary income*	$1,021	$59

Total distributions paid	$1,021	$59

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

As of June 30, 2016, the components of distributable earnings (deficits) on a tax basis were as follows (in thousands):

Government Fund
Cost basis of investments for federal income tax purposes	$1,116,854
Unrealized appreciation	158
Unrealized depreciation	(13)

Net unrealized appreciation (depreciation)	145
Undistributed ordinary income	4
Accumulated long-term gain (loss)	—
Other temporary differences	—

Distributable earnings (deficits)	$149

For the six months ended June 30, 2016 the Fund did not have capital loss carryforwards.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Offsetting Assets and Liabilities

The Fund is party to Master Repurchase Agreements (“Master Repo Agreements”) that govern transactions between the Fund and selected counterparties. The Master Repo Agreements contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

June 30, 2016 (Unaudited)

Repurchase Agreements. The Fund has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Repo Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2016 (in thousands).

Offsetting of Financial Assets and Derivative Assets as of June 30, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$575,000	$—	$575,000

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of June 30, 2016:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments[1]	Cash Collateral Received	Net Amount
BNP Paribas Securities Corp.	$150,000	$(150,000)	$—	$—
Credit Agricole CIB	90,000	(90,000)	—	—
Goldman Sachs & Co.	85,000	(85,000)	—	—
RBC Capital Markets LLC.	210,000	(210,000)	—	—
TD Securities (USA) LLC.	40,000	(40,000)	—	—

	$575,000	$(575,000)	$—	$—

[1]	Excess of collateral received from the individual counterparty is not shown for financial statement purposes. Collateral with a value of $588,316 has been received in connection with repurchase transactions.

7. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares in thousands):

	For the Period ended June 30, 2016		For the Year ended December 31, 2015
Select Class	Shares	Amount	Shares	Amount
Shares sold	3,132,238	$3,132,238	2,804,308	$2,804,308
Reinvestment of dividends	674	674	4	4
Shares redeemed	(2,257,777)	(2,257,777)	(2,144,357)	(2,144,357)

Net increase (decrease) in shares outstanding	875,135	$875,135	(60,045)	$(60,045)

American Beacon U.S. Government Money Market Select FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Six Months		Year Ended December 31,
	Ended
	June 30,
	2016		2015		2014		2013		2012		2011
	(unaudited)
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A
Net gains from investment (both realized and unrealized)	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A

Total income from investment operations	0.00		0.00		0.00		0.00		0.00		0.00

Less distributions:
Dividends from net investment income	(0.00	)A	(0.00	)A	(0.00	)A	(0.00	)A	(0.00	)A	(0.00	)A
Dividends from net realized gains on securities	(0.00	)A	(0.00	)A	(0.00	)A	(0.00	)A	(0.00	)A	(0.00	)A

Total distributions	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.13	%B	0.02%		0.01%		0.02%		0.09%		0.04%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,116,914		$241,630		$301,675		$367,701		$238,236		$253,776
Ratios to average net assets (annualized):
Expenses, before expense reimbursements	0.12	%C	0.14%		0.14%		0.14%		0.15%		0.14%
Expenses, net of expense reimbursements	0.13	%C	0.14%		0.11%		0.13%		0.14%		0.14%
Net investment income, before expense reimbursements	0.27	%C	0.01%		(0.01)%		0.01%		0.09%		0.04%
Net investment income, net of expense reimbursements	0.27	%C	0.02%		0.01%		0.02%		0.09%		0.04%

A	Amount is less than $0.01 per share.
B	Not annualized.
C	Annualized.

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

Disclosure Regarding Board Approval of New Management and Investment Advisory Agreements

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Select Funds (“Select Trust”) on behalf of the American Beacon U.S. Government Money Market Select Fund (“Fund”).

The Board meetings were held for the Trustees to consider the New Management Agreement because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (“Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Select Trust, on behalf of the Fund provided for its automatic termination in the event of an assignment. The Transaction was deemed an “assignment” under the 1940 Act. As a result, the Current Management Agreement was deemed to have automatically terminated upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Fund. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement at in-person meetings held in May and June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal of the Current Management Agreement, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Management Agreement. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Select Trust and the Board, and any proposed changes to the Select Trust, its service providers, the Fund’s fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Fund;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchaser and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Fund’s Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Management Agreement;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Fund as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Fund; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager for the May and June 2014 meetings in connection with the renewal of the Current Management Agreement.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Management Agreement, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Management Agreement, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Management Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Management Agreement were reasonable and fair and that the approval of the New Management Agreement was in the best interests of the Fund and its shareholders.

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

In determining whether to approve the New Management Agreement on December 10, 2014, the Trustees considered the best interests of the Fund. The Board considered its review of the Current Management Agreement in May and June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or its affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Management Agreement, the Board considered that the New Management Agreement provides for the Manager to provide the same services to the Fund on substantially the same terms as the Current Management Agreement. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which the Fund’s assets are managed. The Board also considered representations by the Manager and/or Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Fund; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Fund’s shares and add new series to the Select Trust and share classes to the Fund’s product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Select Trust’s Chief Compliance Officer; or the Fund’s service providers. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager since the Board’s consideration of the Current Management Agreement in May and June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Select Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager were appropriate for the Fund and, thus, determined to approve the New Management Agreement for the Fund.

Investment Performance. The Board considered its review of the comparative information regarding the Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Management Agreement. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisor.

Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager with respect to the Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Fund or the Manager’s fee waivers currently in place with respect to the Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Management Agreement in May and June 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Management Agreement in May and June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager.

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Fund would pay the same fee rates to the Manager under the New Management Agreement as the Fund currently pays under the Current Management Agreement. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Management Agreement in May and June 2014, the Board concluded that the Manager’s fee schedule for the Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived by the Manager from Relationship With the Fund. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager as a result of its advisory relationship with the Fund would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Management Agreement in May and June 2014, the Board concluded that the potential benefits accruing to the Manager under the New Management Agreement by virtue of the Manager’s relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, as that term is defined in the 1940 Act, concluded that the management fee rate to be paid by the Fund is fair and reasonable and that the approval of the New Management Agreement is in the best interests of the Fund, and approved the New Management Agreement.

Disclosure Regarding Approval of Management Agreement

At its March 3–4, 2016 meetings, the Board considered the approval of a new Management Agreement (“New Agreement”) between the Manager and the Select Trust, on behalf of the Fund. The New Agreement combines the terms of the Fund’s prior management agreement and administration agreement and establishes a standardized fee schedule for four categories of funds, which include fee schedule breakpoints. The Board considered that, with respect to the Fund, the single management fee rate under the New Agreement does not exceed the former combined investment management and administrative services fee rates, and there is no change to the investment management or administrative services provided or the aggregate fees charged to the Fund.

The Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the New Agreement. The Board also considered information that had been provided by the Manager to the Board at its November 9-10, 2015 meetings when the Board had met with various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the New Agreement. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

The Board determined that it did not need to consider certain factors that it typically considers during its review of the Fund’s management agreement because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Fund by the Manager at in-person meetings held on June 2–3, 2015, when it reviewed the prior management agreement or, in connection with the initial approval of that agreement. The Board noted that it previously had considered and approved the prior management agreement at an in-person meeting held on November 12, 2014, at telephonic meetings held on November 26, 2014 and December 6, 2014 and at an in-person meeting held on December 10, 2014.

In connection with the Board’s review of the New Agreement, the Board considered, among other things, information provided by the Manager regarding the terms of the New Agreement and the relevant differences between the New Agreement and the prior management agreement and administration agreement.

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

The Board considered the Manager’s representations that the New Agreement would not reduce or modify in any way the nature or level of the advisory or administration services provided to the Fund. The Board also considered that the fee rate payable by the Fund under the New Agreement would not exceed the aggregate fee rate payable by the Fund under the prior management agreement and administration agreement. Additionally, the Board considered the Manager’s representation that there would be no change in the professional personnel who primarily perform management and administrative services for the Fund and the Manager’s representations regarding disclosure of the New Agreement to new and existing shareholders. The Board also considered that an independent consultant retained to assist the Board in evaluating the Manager’s proposal to combine the prior management agreement and administration agreement had concluded that the proposal was reasonable and in the best interest of shareholders.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that each Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the New Agreement on behalf of the Fund.

Disclosure Regarding the Board of Trustees’ Renewal and Approval of the Management Agreement of the Fund

At in-person meetings held on May 17, 2016 and June 8, 2016 (collectively, the “Meetings”), the Board considered and then, at its June 8, meeting, approved the renewal of the Management Agreement between the Manager and the Trust on behalf of the Funds In preparation for the Board to consider the renewal of the Management Agreement, the Board undertook steps to gather and consider information furnished by the Manager, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager. At the Meetings, the Board considered the information provided. The Board noted that as a result of the acquisition of Lipper, Inc. (“Lipper”) by Broadridge, Lipper expense and performance information was provided by Broadridge. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the Manager;

•	comparisons of the Fund’s management fee rate and expense ratio with the management fee rates paid by comparable mutual funds, including peer group averages and fee and expense analyses provided by Broadridge, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

•	any actual or anticipated economies of scale in relation to the services the Manager provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the Manager or Fund as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to the Fund, as applicable, and the fees that the Manager receives for such services; and

•	information regarding the Manager’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the Manager experiences, or anticipates that it will experience, in providing services to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that prior to May 29, 2016, the Manager provided management and administrative services to the Fund pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

The Manager may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the Manager based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement. The Board did not identify any particular information that was most relevant to its consideration to renew or approve the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the renewal and approval of the Management Agreement was in the best interests of the Fund and its shareholders.

I. Considerations With Respect to the Renewal of the Management Agreement

In determining whether to renew the Management Agreement on behalf of the Fund, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund and the American Beacon Funds (together with the Select Trust, the “Trusts”) were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or its affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s commitment to enhance the Fund’s product line and increase assets in the Fund; the Manager’s quality of services;; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management services provided by the Manager were appropriate for the Fund and, thus, determined to renew the Management Agreement for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Lipper performance groups and universes. The Board also considered that the performance groups and universes selected by Broadridge may not provide appropriate comparisons for certain series of the Trusts. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all series of the Trusts and at an individual Fund level, with some series of the Trusts being profitable for the Manager and with the Manager sustaining losses with respect to other series of the Trusts. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the series of the Trusts, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the series of the Trusts.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain series of the Trusts and share classes that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain series of the Trusts. Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rate is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management fees rate, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. The Board also considered the Manager’s representation that many of the series of the Trusts benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

Manager’s representation that many of the series of the Trusts benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager as a result of the advisory relationship with the Fund, including greater exposure in the marketplace with respect to the Manager’s investment process and expanding the level of assets under management by the Manager.

In addition, the Manager noted that the Fund also derives benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most series of the Trusts at a lower than industry average cost. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to the Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Broadridge. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Broadridge. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, if available, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus the Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers.

Additional Considerations and Conclusions with Respect to the American Beacon U.S. Government Money Market Select Fund

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Disclosure Regarding Board of Trustees’ Approval of the Management and Investment Advisory Agreements of the Fund (Unaudited)

Lipper Total Expense Analysis

Compared to Lipper Expense Universe	5th Quintile
Compared to Lipper Expense Group	5th Quintile

Lipper Fund Performance Analysis (five-year period ended March 31, 2016)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the Fund.

Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sigh up at

www.americanbeaconfunds.com

If you invest in the Funds through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Select Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s daily portfolio holdings is also available on our website the following business day at www.americanbeaconfunds.com.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Select Fund and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Select Fund and American Beacon U.S. Government Money Market Select Fund are service marks of American Beacon Advisors, Inc.

SAR 6/16

ITEM 2. CODE OF ETHICS.

The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the “Code”) nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Select Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 9, 2016

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: September 9, 2016